(Letterhead of L.P. Martin & Company)



                       CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
United Dominion Realty Trust, Inc.:

We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-3 No. 33-55159, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated November 10, 1994, with respect to the statement of rental operations of Copperfield Apartments for the year ended December 31, 1993, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated October 14, 1994.



/s/ L.P. Martin & Company, P.C.
L.P. Martin & Company, P.C.

Certified Public Accountants
Richmond, Virginia
December 19, 1994

                    (Letterhead of L.P. Martin & Company)



                       CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
United Dominion Realty Trust, Inc.:

We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-3 No. 33-55159, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated December 2, 1994, with respect to the statement of rental operations of Mediterranean Village Apartments for the year ended December 31, 1993, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated October 14, 1994.



/s/ L.P. Martin & Company, P.C.
L.P. Martin & Company, P.C.

Certified Public Accountants
Richmond, Virginia
December 19, 1994

                    (Letterhead of L.P. Martin & Company)




                       CONSENT OF INDEPENDENT AUDITORS




The Board of Directors
United Dominion Realty Trust, Inc.:

We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-3 No. 33-55159, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated December 9, 1994, with respect to the statement of rental operations of Briar Club Apartments for the year ended December 31, 1993, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated October 14, 1994.




/s/ L.P. Martin & Company, P.C.
L.P. Martin & Company, P.C.

Certified Public Accountants
Richmond, Virginia
December 19, 1994

                    (Letterhead of L.P. Martin & Company)


                       CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
United Dominion Realty Trust, Inc.:

We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-3 No. 33-55159, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated December 9, 1994, with respect to the statement of rental operations of Covington Crossing Apartments for the year ended December 31, 1993, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated October 14, 1994.



/s/ L.P. Martin & Company, P.C.
L.P. Martin & Company, P.C.

Certified Public Accountants
Richmond, Virginia
December 19, 1994

                    (Letterhead of L.P. Martin & Company)


                       CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
United Dominion Realty Trust, Inc.:

We consent to the incorporation by reference in the previously filed Registration Statement Form S-3 No. 33-40433, Registration Statement Form S-3 No. 33-32930, Registration Statement Form S-3 No. 33-55159, Registration Statement Form S-8 No. 33-47926 and Registration Statement Form S-8 No. 33-48000 of United Dominion Realty Trust, Inc. of our report dated December 9, 1994, with respect to the statement of rental operations of Covington Crossing Apartments for the year ended December 31, 1993, included in this Form 8-K/A, Amendment to Application or Report on Form 8-K dated October 14, 1994.



/s/ L.P. Martin & Company, P.C.
L.P. Martin & Company, P.C.

Certified Public Accountants
Richmond, Virginia
December 19, 1994